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                                                                   EXHIBIT 10.19
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                               SECOND AMENDMENT
                                    TO THE
                          LASALLE RE HOLDINGS LIMITED
                         EMPLOYEE STOCK PURCHASE PLAN
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     WHEREAS, LaSalle Re Holdings Limited (the "Company") maintains the LaSalle
Re Holdings Limited Employee Stock Purchase Plan (the "Plan");

     WHEREAS, the Plan provides that the Board of Directors of the Company (the "Board") may amend the Plan at any time; and

     WHEREAS, the Board has determined that it is desirable and in the best interests of the Company to amend the Plan;

     NOW, THEREFORE, BE IT RESOLVED, that the Plan be and is hereby amended in the following particulars, effective September 25, 1998:

     1.   By substituting the following for subsection 1.1:

               "1.1.   Purpose.  The LaSalle Re Holdings Limited Employee Stock
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     Purchase Plan (the 'Plan') has been established by LaSalle Re Holdings
     Limited (the 'Company') to provide Eligible Associates of the Company and the Related Companies and Directors of the Company with an opportunity to acquire a proprietary interest in the Company through the purchase of common shares of the Company ('Stock')."

     2.   By substituting the following for subsection 2.1:

               "2.1.   Eligibility.  Plan participation shall be available to
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     (and shall be limited to): (a) any person who is an Eligible Associate and who has completed one continuous year as an Eligible Associate, and (b) any person who is a Director. Notwithstanding the foregoing provisions of this subsection 2.1, an individual described in clause (a) immediately above may participate in the Plan for any calendar year only if he is an Eligible Associate on the first day of that year; provided, however, that for the Subscription Periods (as defined below) beginning on July 1, 1996 and October 1, 1996, an individual may participate in the Plan for such Subscription Period if he is an Eligible Associate on the first day of that period; and an individual described in clause (b) immediately above may participate in the Plan for any Subscription Period only if he is a Director on the date on which he makes payment to the Company for the purchase of Stock
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     pursuant to paragraph 2.2(c) and he continues as Director from such date continuously through the last day of such Subscription Period."

     3. By adding the following new paragraph (c) to subsection 2.2 as a part thereof:

          "(c) A Director may elect to purchase Stock during a Subscription
               Period and by such election become a Participant for such Subscription Period by filing with the Committee, at such time and in such form as required by the Committee, but in any case not later than the Price Date applicable to such Subscription Period, a written election specifying the dollar amount to be used to purchase Stock, subject to the limitations of subsection 2.4, accompanied by a cash payment equal to such amount."

     4.   By substituting the following for subsection 2.4:

               "2.4  Purchase of Stock.  With respect to each Subscription
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     Period, a Participant shall be deemed to purchase the number of whole shares of Stock as his accumulated payroll deductions for the Subscription Period will purchase, or with respect to a Participant who is a Director, the number of whole shares of Stock as his payment made pursuant to subsection 2.2(c) will purchase, subject to the following:

          (a) The purchase price per share shall be equal to 85% of the Fair Market Value of Stock on the Price Date; provided, however, that in no event shall such price per share be less than the par value of the Stock.

          (b) A Participant shall be deemed to have purchased the shares of Stock on the third business day following the applicable Price Date (the 'Purchase Date').

          (c) Any accumulated payroll deductions of a Participant or payments made by a Director that are not used to purchase full shares of Stock under the Plan shall be held and applied toward the purchase of Stock in the next following Subscription Period. Notwithstanding the foregoing, the Participant may request that such amount be paid to the Participant by filing a written application with the Committee in such form and at such time as the Committee may require, in which case such amount shall be paid to the Participant without interest as soon as practicable following the Committee's receipt of the request.

          (d) No Participant shall have the right to purchase more than $25,000 in value of Stock under the Plan (and any other employee stock purchase plan maintained by the Company or any Related Company) through payroll deductions of salary pursuant to paragraph 2.2(a) in any calendar year

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          ($12,500 for the period beginning July 1, 1996 and ending December 31,
          1996), such value being based on the Fair Market Value of Stock (as adjusted pursuant to paragraph 2.4(a)) as of the Price Date immediately preceding the Purchase Date on which the Participant is deemed to purchase Stock under the terms of the Plan, as such terms are defined for purposes of paragraph 2.2(a).

          (e) No Participant shall have the right to purchase more than an amount equal to 25% of the Participant's bonus payment in value of Stock under the Plan (and any other employee stock purchase plan maintained by the Company or any Related Company) through payroll deduction pursuant to paragraph 2.2(b) in any calendar year, such value being based on the Fair Market Value of Stock (as adjusted pursuant to paragraph 2.4(a)) as of the Price Date immediately preceding the Purchase Date on which the Participant is deemed to purchase Stock under the terms of the Plan, as such terms are defined for purposes of paragraph 2.2(b).

          (f) No Participant who is a Director shall have the right to purchase more than $25,000 in value of Stock under the Plan (and any other stock purchase plan maintained by the Company or any Related Company) through payment made pursuant to paragraph 2.2(c) in any calendar year, such value being based on the Fair Market Value of Stock (as adjusted pursuant to paragraph 2.4(a)) as of the Price Date immediately preceding the Purchase Date on which the Participant is deemed to purchase Stock under the terms of the Plan, as such terms are defined for purposes of paragraph 2.2(c)."

     5.   By substituting the following for subsection 2.5:

          "2.5    Termination of Participation.  A Participant who is an
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          Eligible Associate may discontinue his participation in the Plan for any Subscription Period, by notifying the Committee of such discontinuance in writing, in such form and at such time as the Committee may require. Upon any such discontinuance, no further payroll deductions under the Plan will be made from the Participant's pay or bonus payments for that calendar year, and all of the Participant's payroll deductions for the Subscription Period in which he or she discontinues participation will be used to purchase Stock for that Subscription Period in accordance with the requirements of subsection 2.4. A Participant who has discontinued participation in the Plan in accordance with the foregoing provisions of this subsection 2.5 during a calendar year may not again participate in the Plan until the next following calendar year, by filing a written payroll deduction authorization with the Committee in accordance with the requirements of subsection 2.2; provided, that he will be eligible to participate during the next such calendar year only if he is an Eligible Associate on the first day of such

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          calendar year.  If a Participant's Date of Termination occurs during a
          Subscription Period for any reason, all payroll deductions accumulated by the Participant under the Plan and all payments made by a Participant who is a Director for the period that have not then been applied to the purchase of Stock shall be paid to the Participant without interest."

     6.   By substituting the following for paragraph (a) of subsection 3.4:

          "(a) Except as set forth herein, Stock sold to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of one year after the Purchase Date on which such shares were purchased (the 'Restricted Period'). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and the right to receive all dividends paid on such shares."

     7.   By substituting the following for paragraph (d) of subsection 3.4:

          "(d) If a Participant sells shares of Stock prior to the Restricted
               Date in accordance with subparagraph (c) above, then, as of the date on which he or she elects to sell such shares, no further payroll deductions with respect to such Participant will be made for that Subscription Period, no further payment toward the purchase of Stock may be made by a Participant who is Director for that Subscription Period, the Participant will not be eligible to purchase shares for that Subscription Period, all amounts which have been deducted with respect to such Participant or paid by such Participant who is a Director during the Subscription Period in which he or she makes the election to sell will be promptly paid to him or her without interest, and the Participant may not again participate in the Plan until the next following calendar year, by filing a written payroll deduction authorization with the Committee or, with respect to a Participant who is a Director, by submitting payment to the Committee, in accordance with the requirements of subsection 2.2; provided, however, that an individual (other than a Director) will be eligible to participate during the next such calendar year only if he or she is an Eligible Associate on the first day of such calendar year, and an individual who is a Director will be eligible to participate during any Subscription Period in the next such calendar year only if he or she is a Director on the date on which he or she makes payment to the Company for the purchase of Stock pursuant to paragraph 2.2(c) and he or she continues as a Director from such date continuously through the last day of such Subscription Period."

     8.   By substituting the following for paragraph (b) of subsection 3.8:

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          "(b) The Plan does not constitute a contract of employment, and participation in the Plan will not give any Eligible Associate or Director the right to be retained in the employ of an Employer or any Related Company, the right to continue to otherwise perform services for an Employer or Related Company, the right to continue serving as a Director, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no right to purchase shares under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the shares of Stock are purchased pursuant to the terms of the Plan."

     9.   By substituting the following for paragraph (d) of section 6:

          "(d) Date of Termination.  A Participant's "Date of Termination"
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               shall be, with respect to an individual other than a Director, the date on which his or her position as an Eligible Associate terminates for any reason, and with respect to a Director, the date immediately following the last day on which he or she serves as a Director; provided, that a Date of Termination shall not be deemed to occur by reason of a transfer of the Participant between two entities as an Eligible Associate; further provided that a Date of Termination shall not be deemed to occur by reason of a Participant's cessation of service as a Director if immediately following such cessation of service he becomes or continues to be an Eligible Associate nor by reason of a Participant's cessation as an Eligible Associate if immediately following such cessation he becomes or continues to be a Director; and provided, further, that a Participant's Date of Termination shall not be deemed to occur while the Participant is on a leave of absence as an Eligible Associate, which leave of absence has been approved by an Employer."

     10.  By redesignating paragraphs (f), (g), (h), (i), (j), (k), (l), (m),
          (n), and (o) of section 6 as paragraphs  (g), (h), (i), (j), (k), (l),
          (m), (n), (o) and (p) of section 6, respectively, and adding the following new paragraph (f) to section 6:

          "(f) Director.  The term 'Director' means a member of the Board, who
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               may or may not be an employee of the Company or a Related
               Company."

     11. By substituting the following for paragraph (i) of section 6, as redesignated by this Second Amendment of the Plan:

          (i)  Eligible Associate.  The term "Eligible Associate" means any
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               individual who is an employee of an Employer, and any other individual who is performing services for an Employer as an employee of Aon Risk

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               Consultants (Bermuda) Limited, CNA Bermuda Services Limited, or
               such other entity designated by the Board. Notwithstanding the foregoing, an executive officer of the Company may not be an Eligible Associate, unless otherwise approved by the Board, provided that an executive officer designated as an Eligible Associate will have his service as an executive officer prior to designation as an Eligible Associate taken into account in determining continuous service as an Eligible Associate."

     12. By substituting the following for paragraph (l) of section 6, as redesignated by this Second Amendment of the Plan:

          "(l) Fair Market Value.  The 'Fair Market Value' of a share of Stock
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               as of any date (including, without limitation, any Price Date with respect to shares purchased pursuant to paragraph 2.2(a) with funds accumulated through payroll deductions from salary and any Price Date with respect to shares purchased pursuant to a Director's payment of funds pursuant to paragraph 2.2(c)) shall be the closing sale price for the Stock as reported on The New York Stock Exchange for such date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded; provided, however, that the 'Fair Market Value' of a share of Stock as of any Price Date with respect to shares purchased pursuant to paragraph 2.2(b) through payroll deduction from any bonus payment shall be the lesser of (i) the closing sale price for the Stock as reported on The New York Stock Exchange for such Price Date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded, or (ii) the average of the daily closing sale prices for the Stock as reported on The New York Stock Exchange (or the Nasdaq National Market with respect to dates prior to April 11, 1997) for each date on which the Stock was traded during the fiscal year to which such bonus payment relates."

     13. By substituting the following for paragraph (m) of section 6, as redesignated by this Second Amendment of the Plan:

          "(m) Participant.  The term "Participant" means any Eligible Associate
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               or Director who is eligible and elects to participate in the Plan pursuant to the provisions of Section 2. Nothwithstanding the foregoing, a U.S. Person may only be a Participant with respect to Stock purchased in accordance with the provisions of subsection 1.3(a)."

     14. By substituting the following for paragraph (n) of section 6, as redesignated by this Second Amendment of the Plan:

          "(n) Price Date.  The "Price Date" shall be (i) with respect to shares
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               purchased pursuant to paragraph 2.2(a) with funds accumulated through payroll

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               deductions from salary during any Subscription Period and with respect to shares purchased pursuant to paragraph 2.2(c) with funds paid to the Company by a Director during any Subscription Period, the last business day of such Subscription Period; and
               (ii) with respect to shares purchased pursuant to paragraph 2.2(b) through payroll deduction from any bonus payment, the last day of the Company's fiscal year to which such bonus payment relates."

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